Exhibit 99.1

Smith & Wesson April 27, 2005

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, anticipated sales and operating results, customer satisfaction and cost-reduction efforts. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward- looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC.

Key Highlights New Management Team in Place Strong Legacy Brand...Energize More Comprehensive Approach...S.S.P.S. Synergistic Business and Product Opportunities Significant Topline Growth Opportunities Operational Cost Reduction Opportunities Significant Financial Upside

Presented by: Michael Golden President and Chief Executive Officer AMEX: SWB Market Cap: $83,475,000 (as of 4/25/05) Shares Outstanding: 31,500,000 Smith & Wesson Holding Corporation

Background: Mike Golden

Smith & Wesson Management Team Name John Kelly, CFO Tom Taylor VP, Marketing Ken Chandler VP, Operations Leland Nichols VP, Sales Barbara Hunnicutt VP, Licensing Ann Makkiya Corporate Counsel Kathy Salvador Director of Human Resources S&W Tenure 20 Years 7 Months 3 Months 1 Month New 3 Years 26 Years Background

Company Background 153 Year Old American company Headquarters: Springfield, Massachusetts 736 Employees Two Manufacturing Facilities (Non-Union): Springfield, Massachusetts Revolvers, Pistols Houlton, Maine Handcuffs, Pistols

Company Background Largest U.S. Manufacturer of Handguns Largest U.S. Exporter of Handguns Largest U.S. Manufacturer of Handcuffs # 1 in U.S. Revolver Market Share # 3 in U.S. Pistol Market Share A Legacy Brand With 87% Brand Awareness With the General Public (Not Just Firearm Enthusiasts) Source: Federal Excise Tax Data - Q3, 2004 American Sports Data - Nov, 2004

Smith & Wesson Revenue Nine Months Ending 1/31/05 Revolver Performance Ctr. Pistols Walther Handcuff Licencee Other 0.45 0.08 0.21 0.13 0.04 0.02 0.07 Revolver Performance Ctr Pistols Walther Handcuffs Licensee Other East 0.45 0.07 0.22 0.14 0.03 0.02 0.07 Revolvers 45% Pistols 22% Walther 14% Performance Center 7% Sales Revenue Growth 2002 +17% 2003 +21% 2004 +20% Handcuffs 3% Licensing 2% Other 7% Source: Smith & Wesson Financial Statements Thru Q2 2005 Sales Revenue $87,992,435 (+3.4%) Firearms Sales Revenue $80,327,178 (+10.5%)

A Company in Transition Manufacturing Driven Market Driven GOAL

Smith & Wesson Business Strategy Growth New Ventures Handguns Brand Development Sporting Goods Police Federal Gov't Export

Smith & Wesson Brand Dependability Innovation S&W Brand Perception is Extremely High Across ALL Demographics American Made Stands for Protection Source: American Sports Data - Nov, 2004

Smith & Wesson Purchase Intent

Revolvers.................# 1

Pistols....................# 1

Shotguns.................# 3

Hunting Rifles...........# 3

Tactical Rifles...........# 1

Ammunition..............# 4

Security Systems........# 3

Source: American Sports Data - Nov, 2004

Smith&Wesson®

Consumers Say the Smith & Wesson Brand Stands For... Safety Security Protection Sport Source: American Sports Data - Nov, 2004

Source License Manufacture Consumers Say Smith & Wesson Has the Right of Entry... Less Lethal Long Guns Ammunition Security Systems Training/Ranges Etc., Etc., Etc. in S.S.P.S. Shotguns Hunting Rifles Tactical Rifles Options Do Nothing

Landscape: Current & Future Smith & Wesson's Primary Business is Handguns in the U.S. Sporting Goods Channel Become a Global Company in the Business of... Safety...Security...Protection...Sport GOAL

GOAL Landscape: Current & Future #1 Handgun in U.S. Sporting Goods Channel Limited Sales Force Limited Marketing Diminished Law Enforcement Presence and Sales No Military Sales Limited International Sales Non-Optimum Walther Business Growth Dominant in U.S. Sporting Goods Channel Aggressive Sale Force Dynamic Marketing Aggressive Position on Law Enforcement Sales Aggressively Pursue Military Contracts Worldwide Expanded International Sales Presence Enhance Walther Business

Reinventing a Legacy Brand Inconsistent Message to a Limited Audience "Loud" and Visible Brand With a Consistent Message to a Diverse Audience GOAL

New Products/Continuous Upgrades 14 New Guns for SHOT Show Featuring the S&W 460XVR Focus on Performance Center More New Guns for NRA Show Continued 1911 Family Expansion Law Enforcement A Line Second to None With an Assortment to Fill All Needs S&W 460XVR 1911 w/ Crimson Trace Grips

153 Years of Innovation Model 1-22 Rimfire Model 3-Breaktop 38 Special 1857 1870 1899 1955 1990 2001 2005 2003 44 Special 1908 Thunder Ranch Model 21 Reintroduce Classic/Historic Commemorative Guns Continue to Innovate 357 Magnum 1935 44 Magnum S&W 40 Caliber AirLite-Scandium 500 Magnum 460 XVR

Expanding the Existing Demographic Existing Target 45+ Year Old Males Existing Interest in Firearms/Outdoors Aspirational Target Using Alternative Mediums 21 - 44 Year Old Males Women Consumers with Interest in Firearms/Outdoors GOAL

Print Advertising Hunting

Print Advertising Women's Focus Sport Shooting

Multi-Media Exposure Smith & Wesson USA to Premier in July on The Men's Channel Focus on Entertainment Marketing Three New TV Commercials Radio Ads Guest Speaker Program

NASCAR + Smith & Wesson... A Perfect Fit Smith & Wesson Will Enter NASCAR Busch Series in 2005 8 Races Including Las Vegas, Atlanta, Charlotte, Daytona, Bristol, California, Texas, Phoenix

Editorial Blitz Strategy is Dominating Magazine Covers Sigma... 9 Upcoming Editorials and Features 460XVR... 3 Cover Features and Many More Coming 1911... 13 Existing or Upcoming Editorials and Features

Licensing Licensing Veteran Bobbie Hunnicutt Aggressively Pursue Initiatives that "Surround the Shooter" and Fall Within...Safety, Security, Protection and Sport Loose Strategy Chasing Revenue Safety...Security...Protection...Sport GOAL

2001 2002 2003 2004 2005 Industry Municipal Cases Pending or on Appeal 32 26 20 13 5 S&W Product Liability Cases Pending 10 8 5 4 2 No Municipal or Product Liability Cases Filed Since 2002 Legal Update

Operations Opportunities Cost Savings Yield Enhancement Lead Time Reduction Short Term Focus Upgrade Key Equipment Define Sourcing Strategy Launch of New Products Connect and Pull to Customer Culture Change Implement S&W Operating System Drive Lean Manufacturing Processes Develop Highly Responsive Internal Culture Reset the Game G O A L

Millions Financial Overview Millions

Financial Overview Millions Millions

EBITDA Reconciliation

JAN. 31, 2005 JAN. 31, 2004 Net Product Sales $88.0 $85.1 Net Income (Loss) $3.7 ($.4) Earnings (Loss) Per Share 11¢* (1¢*) *In millions except per share data 2005 Nine Month Results Net Handgun Sales $80.3 $72.7

2003 2004 2005 4.2 5.7 9 INVESTING FOR THE FUTURE Capital Expenditures Millions

Summary New Management Team in Place Strong Legacy Brand...Energize More Comprehensive Approach...S.S.P.S. Synergistic Business and Product Opportunities Significant Topline Growth Opportunities Operational Cost Reduction Opportunities Significant Financial Upside